Exhibit 10
TWELFTH AMENDMENT TO
DEVELOPMENT SERVICES AGREEMENT
THIS TWELFTH AMENDMENT TO DEVELOPMENT SERVICES AGREEMENT (the “Amendment”) is made and entered into effective as of March 30, 2021 (the “Effective Date”), by and between COMMERCE BANK, a Missouri state bank and trust company (“Owner”), 8027 FORSYTH ACQUISITIONS, L.L.C., a Missouri limited liability company (“8027 Forsyth”), BRENTWOOD-FORSYTH PARTNERS I, LLC, a Missouri limited liability company (“Brentwood”), and U.S. CAPITAL DEVELOPMENT, LLC, a Missouri limited liability company (“USCD,” collectively, with 8027 Forsyth and Brentwood, hereinafter referred to as “Developer”).
WHEREAS, Owner, 8027 Forsyth, and USCD are parties to that certain Development Services Agreement dated as of October 18, 2019, as amended (the “Development Agreement”), whereby Owner engaged Developer to perform certain development services in connection with the development of the Project (as defined in the Development Agreement);
WHEREAS, Brentwood owns certain real property contained in the Project, will benefit from the Project and the Development Agreement, and has agreed to join the Development Agreement as a Developer party; and
WHEREAS, Developer and Owner desire to amend the Development Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Terms. All capitalized terms not defined herein shall have the meaning given to them in the Development Agreement.
2.Common Facilities Agreements. The parties have agreed to amend certain of the Common Facilities Agreements, as follows:
a.The Parking Garage Reciprocal Easement and Joint Use and Operating Agreement, attached as Exhibit C to the Eleventh Amendment to Development Services Agreement dated September 4, 2020 among Owner, Developer and USCD (“Eleventh Amendment”) is deleted and replaced with Exhibit C to this Amendment; and
b.The Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement attached as Exhibit D to the Eleventh Amendment is deleted and replaced with Exhibit D to this Amendment.
3.Construction in the Event of Conflict. In the event of any conflict between the terms of this Amendment and the terms of the remainder of the Development Services Agreement, the terms of this Amendment shall control.
4.Estoppel. Owner and Developer each hereby acknowledges and agrees that, as of the Effective Date of this Amendment, the Development Agreement is in full force and effect and, to the best of its actual knowledge, no defaults, or events of Force Majeure Delay or Owner Delay, have occurred (or with the giving of notice and expiration of applicable cure periods would be deemed to have occurred) under the Development Agreement.

Exhibit 10
5.Full Force and Effect. Except as amended hereby, all other terms and conditions of said Development Agreement, as amended, shall remain unchanged, and shall be in full force and effect. The recitals hereto are incorporated herein by reference.
6.Counterparts. Owner and Developer each hereby acknowledge that this Amendment may be executed in counterparts and exchanged by facsimile transmission, and that the facsimile copies of each party’s respective signature shall be binding as if the same were an original signature.
7.Binding Effect. This Amendment shall inure to the benefit of and be binding on the parties hereto, their respective heirs, representatives, successors, and assigns.
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Exhibit 10
IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year above written.

OWNER:

COMMERCE BANK

By:
Name: Charles Kim
Title: EVP & CFO

DEVELOPER:

BRENTWOOD-FORSYTH PARTNERS I, LLC By: James G. Koman, Manager 8027 FORSYTH ACQUISITIONS, LLC

By:
James G. Koman, Manager

U.S. CAPITAL DEVELOPMENT, LLC

By:
Scott Sachtleben, Manager

Exhibit 10
EXHIBIT C
Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

[Intentionally Omitted]

Exhibit 10
Exhibit A
to
Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Brentwood Land
[Intentionally Omitted]

Exhibit 10
Exhibit B
to
Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Commerce Land
[Intentionally Omitted]

Exhibit 10
Exhibit C

to

Parking Garage Reciprocal Easement and Joint Use and Operating Agreement

Parking Plan Depicting the Parking Facility, including reserved and unreserved parking areas, and ingress and egress ramps

[Intentionally Omitted]

Exhibit 10
EXHIBIT D
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

[Intentionally Omitted]

Exhibit 10
Exhibit A
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Brentwood Land
[Intentionally Omitted]

Exhibit 10
Exhibit B
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Legal Description of the Commerce Land
[Intentionally Omitted]

Exhibit 10
Exhibit C
to
Terrace Garden Reciprocal Easement and Joint Use and Operating Agreement

Plan Depicting the Terrace Garden
[Intentionally Omitted]

Exhibit 10
EXHIBIT E

Plan Depicting the Fitness Center

[Intentionally Omitted]